UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2011 (May 5, 2011)
Travelport Limited
(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
300 Galleria Parkway
Atlanta, GA 30339
(Address of principal executive
office)
Registrant’s telephone number, including area code (770) 563-7400
405 Lexington Avenue, New York, NY 10174
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.01	Completion of Acquisition or Disposition of Assets.
On May 5, 2011, we completed the previously announced sale of our Gullivers Travel Associates (GTA) business to Kuoni Travel Holding Ltd. (“Kuoni”) pursuant to a Share Purchase Agreement, dated March 5, 2011, among Gullivers Services Limited, Travelport (Bermuda) Ltd., Travelport Inc., Travelport Limited, Kuoni Holdings PLC, Kuoni Holding Delaware, Inc., KIT Solution AG and Kuoni Reisen Holding AG.
The gross consideration for the sale of the GTA business is $720 million, subject to certain closing adjustments based on minimum cash and working capital targets at the time of closing. After deducting transaction costs from the cash proceeds received from the sale of our GTA business, we repaid $655 million of indebtedness outstanding under our senior secured credit agreement.
GTA is a world leader in the provision of hotel accommodations and related ground travel services with more than three decades of expertise. GTA uses industry-leading technology to market and distribute global travel content, including more than 35,000 hotel properties with instant confirmation, in over 130 countries. Other GTA travel services include sightseeing tours and attractions, private transfers, group travel and rail passes. GTA distributes accommodations and other travel services through travel wholesalers, tour operators, travel agencies as well as directly to travelers.
Other than the Share Purchase Agreement in respect of the sale of the GTA business, there are no material relationships between us and Kuoni or any of its respective affiliates, or any director or officer of our company or Kuoni.
A copy of the press release issued on May 6, 2011 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Condensed Financial Information.

Unaudited Pro Forma Consolidated Condensed Balance Sheet as of December 31, 2010.

Unaudited Pro Forma Consolidated Condensed Statements of Operations for the years ended December 31, 2010, 2009 and 2008.

Notes to the Unaudited Pro Forma Consolidated Condensed Financial Information.

See Exhibit 99.2 attached hereto.

(d)	Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release, dated May 6, 2011.

99.2	Unaudited Pro Forma Consolidated Condensed Financial Information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED
By:	/s/ Simon Gray
Simon Gray
Senior Vice President and Chief Accounting Officer

Date: May 6, 2011

TRAVELPORT LIMITED
CURRENT REPORT ON FORM 8-K
Report Dated May 6, 2011 (May 5, 2011)
EXHIBIT INDEX

99.1	Press Release, dated May 6, 2011.

99.2	Unaudited Pro Forma Consolidated Condensed Financial Information.